Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of JBI Inc. for the quarter ended September 30, 2011, I, John Bordynuik, Principal Financial Officer of JBI Inc. hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ended September 30, 2011, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2011, fairly presents, in all material respects, the financial condition and results of operations of JBI Inc.

Date: November 21, 2011	By:	/s/ John Bordynuik
John Bordynuik
President and Chief Executive Officer (Principal Financial Officer)